                                                                     EXHIBIT 1.1



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                          CAPROCK COMMUNICATIONS CORP.
                              (a Texas corporation)


                        6,500,000 Shares of Common Stock


                           FORM OF PURCHASE AGREEMENT










Dated: April __, 1999



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

                                TABLE OF CONTENTS

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PURCHASE AGREEMENT......................................................................................1

SECTION 1.        Representations and Warranties....................................................... 2
         (a)      Representations and Warranties by the Company........................................ 2
                  (i)       Compliance with Registration Requirements.................................. 3
                  (ii)      Independent Accountants.................................................... 3
                  (iii)     Financial Statements....................................................... 3
                  (iv)      No Material Adverse Change in Business..................................... 4
                  (v)       Good Standing of the Company............................................... 4
                  (vi)      Good Standing of Subsidiaries.............................................. 4
                  (vii)     Capitalization............................................................. 4
                  (viii)    Authorization of Agreement................................................. 5
                  (ix)      Authorization and Description of Securities................................ 5
                  (x)       Absence of Defaults and Conflicts.......................................... 5
                  (xi)      Absence of Labor Dispute................................................... 6
                  (xii)     Absence of Proceedings..................................................... 6
                  (xiii)    Accuracy of Exhibits....................................................... 6
                  (xiv)     Possession of Intellectual Property........................................ 6
                  (xv)      Absence of Further Requirements............................................ 6
                  (xvi)     Possession of Licenses and Permits......................................... 7
                  (xvii)    Compliance with Laws and Regulations....................................... 7
                  (xviii)   Required Filings........................................................... 7
                  (xix)     No Adverse Judgments or Other Orders....................................... 8
                  (xx)      Title to Property.......................................................... 8
                  (xxi)     Compliance with Cuba Act................................................... 8
                  (xxii)    Investment Company Act..................................................... 8
                  (xxiii)   Tax Returns................................................................ 8
                  (xxiv)    ERISA...................................................................... 9
                  (xxv)     Insurance.................................................................. 9
                  (xxvi)    Environmental Laws......................................................... 9
                  (xxvii)   Registration Rights....................................................... 10
         (b)      Representations and Warranties by the Selling Shareholders.......................... 10
                  (i)       Accurate Disclosure....................................................... 10
                  (ii)      Authorization of Agreements............................................... 10
                  (iii)     Good and Marketable Title................................................. 10
                  (iv)      Due Execution of Power of Attorney and
                                Custody Agreement..................................................... 11
                  (v)       Absence of Manipulation................................................... 11
                  (vi)      Absence of Further Requirements........................................... 11
                  (vii)     Restriction on Sale of Securities......................................... 11
                  (viii)    Certificates Suitable for Transfer........................................ 12
                  (ix)      No Association with NASD.................................................. 12


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
         (c)      Officer's Certificates.............................................................. 12

SECTION 2.        Sale and Delivery to Underwriters; Closing.......................................... 12
         (a)      Initial Securities.................................................................. 12
         (b)      Option Securities................................................................... 12
         (c)      Payment............................................................................. 13
         (d)      Denominations; Registration......................................................... 13

SECTION 3.        Covenants of the Company............................................................ 14
         (a)      Compliance with Securities Regulations and Commission
                      Requests........................................................................ 14
         (b)      Filing of Amendments................................................................ 14
         (c)      Delivery of Registration Statements................................................. 14
         (d)      Delivery of Prospectuses............................................................ 15
         (e)      Continued Compliance with Securities Laws........................................... 15
         (f)      Blue Sky Qualifications............................................................. 15
         (g)      Rule 158............................................................................ 16
         (h)      Use of Proceeds..................................................................... 16
         (i)      Listing............................................................................. 16
         (j)      Restriction on Sale of Securities................................................... 16
         (k)      Reporting Requirements.............................................................. 16

SECTION 4.        Payment of Expenses................................................................. 17
         (a)      Expenses............................................................................ 17
         (b)      Expenses of the Selling Shareholders................................................ 17
         (c)      Termination of Agreement............................................................ 17
         (d)      Allocation of Expenses.............................................................. 17

SECTION 5.        Conditions of Underwriters' Obligations............................................. 18
         (a)      Effectiveness of Registration Statement............................................. 18
         (b)      Opinion of Counsel for Company...................................................... 18
         (c)      Opinion of Counsel for the Selling Shareholders..................................... 18
         (d)      Opinion Of Counsel for Underwriters................................................. 18
         (e)      Officers' Certificate............................................................... 19
         (f)      Certificate of Selling Shareholders................................................. 19
         (g)      Accountant's Comfort Letter......................................................... 19
         (h)      Bring down Comfort Letter........................................................... 19
         (i)      Approval of Listing................................................................. 20
         (j)      No Objection........................................................................ 20
         (k)      Lock up Agreements.................................................................. 20
         (l)      Conditions to Purchase of Option Securities......................................... 20
                  (i)       Officers' Certificate..................................................... 20
                  (ii)      Certificate of Selling Shareholders....................................... 20
                  (iii)     Opinion of Counsel of Company............................................. 20
                  (iv)      Opinion of Counsel for Selling Shareholders............................... 20
                  (v)       Opinion of Counsel for Underwriters....................................... 21
                  (vi)      Bring down Comfort Letter................................................. 21


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
         (m)      Additional Documents................................................................ 21
         (n)      Termination of Agreement............................................................ 21

SECTION 6.        Indemnification..................................................................... 21
         (a)      Indemnification of Underwriters..................................................... 21
         (b)      Indemnification of Company, Directors and Officers and
                      Selling Shareholders............................................................ 23
         (c)      Actions against Parties; Notification............................................... 23
         (d)      Settlement without Consent if Failure to Reimburse.................................. 24
         (e)      Other Agreements with Respect to Notification....................................... 24

SECTION 7.        Contribution........................................................................ 24

SECTION 8.        Representations, Warranties and Agreements to Survive Delivery...................... 26

SECTION 9.        Termination of Agreement............................................................ 26
         (a)      Termination; General................................................................ 26
         (b)      Liabilities......................................................................... 26

SECTION 10.       Default by One or More of the Underwriters.......................................... 26

SECTION 11.       Default by One or More of the Selling Shareholders or the
                  Company............................................................................. 27

SECTION 12.       Notices............................................................................. 28

SECTION 13.       Parties............................................................................. 28

SECTION 14.       Governing Law and Time.............................................................. 28

SECTION 15.       Effect of Headings.................................................................. 29

SCHEDULES
         Schedule A - List of Underwriters........................................................ Sch A-1
         Schedule B - List of Selling Shareholders................................................ Sch B-1
         Schedule C - Pricing Information......................................................... Sch C-1
         Schedule D - List of Persons Subject to Lock-up.......................................... Sch D-1


EXHIBITS
         Exhibit A-1 - Form of Opinion of Company's Counsel to be Delivered
                       Pursuant to Section 5(b)....................................................Exh A-1
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
         Exhibit A-2 -  Form of Opinion of Company's State Regulatory Counsel
                        to be Delivered Pursuant to Section 5(b).............................. Exh A-2

         Exhibit A-3 -  Form of Opinion of Company's Federal Regulatory Counsel to be
                        Delivered Pursuant to Section 5(b).................................... Exh A-3

         Exhibit B -    Form of Opinion of Counsel for the Selling Shareholder(s)
                        to be Delivered Pursuant to Section 5(c).............................. Exh B-1

         Exhibit C -    Form of Lock-Up from Directors, Officers or Other Stockholders to be Delivered Pursuant to Section 5(i).............................. Exh C-1


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                                                                           Draft

                          CAPROCK COMMUNICATIONS CORP.

                              (a Texas corporation)

                        6,500,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                               PURCHASE AGREEMENT

                                                                  April __, 1999


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
CRUTTENDEN ROTH INCORPORATED
   as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
North Tower
World Financial Center
New York, New York 10281- 1209

Ladies and Gentlemen:

         CapRock Communications Corp., a Texas corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Bear Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Cruttenden Roth Incorporated are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereto, and (ii) the grant by the Selling Shareholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 975,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 6,500,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 975,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-74735) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated __________, 1999 together with the Term Sheet and all references in this Agreement to the date of the prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

             (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b)


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Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply ,with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.


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

         (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (vi) Good Standing of Subsidiaries. Each of CapRock Telecommunications Corp., IWL Communications, Incorporated and CapRock Fiber Network, Inc. (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its formation, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or partnership interest of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or partnership interest of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. Except for the Subsidiaries, the Company has no "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X.

         (vii) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

         (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

         (ix) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

         (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or an Subsidiary is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have being duly authorized by a necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charges or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such breaches or defaults or liens, charges, Repayment Events or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any Subsidiary or any applicable law, statute, ordinance, rule, regulation, judgment, order, decision, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

         (xi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

         (xii) Absence of Proceedings. Except as is disclosed in the Registration Statement, there is no action, suit, complaint proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary or any of their Governmental Licenses (as hereinafter defined), which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not, reasonably be expected to result in a Material Adverse Effect.

         (xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

         (xiv) Possession of Intellectual Property. Except as is set forth in the Registration Statement, the Company and its subsidiaries own or possess, or can acquire on reasonable terms. adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other, unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks. trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

         (xv) Absence of Further Requirements. No filing with, or Authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (including, without limitation, the Federal Communications Commission (the "FCC") or any state agency or governmental authority having jurisdiction over intrastate communication) is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may, be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

         (xvi) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, certificates, registrations, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary or required to conduct the business now operated by them including, but not limited to, any licenses, certificates, authorizations or registrations issued by the FCC or from state agencies having jurisdiction over interstate or intrastate telecommunications except to the extent that any failure to so possess such Governmental Licenses, either singly or in the aggregate, would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses except where failure so to comply would not have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation, suspension or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect; neither the Company nor any of its subsidiaries has failed to obtain and maintain in effect, any Governmental License required or necessary for the ownership or lease of its property or the conduct of its business except for those whose failure to obtain do not or will not result in a Material Adverse Effect; all Governmental Licenses held by the Company and its subsidiaries have been duly and validly issued to the Company and its subsidiaries, and such Governmental Licenses are not subject to any conditions outside of the ordinary course; no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation, suspension or termination of such Governmental Licenses which would result in a Material Adverse Effect or the imposition of any material adverse restriction or condition thereon which might result in a Material Adverse Effect.

         (xvii) Compliance with Laws and Regulations. The Company and its subsidiaries have operated in compliance with, and are not in violation of (except for such noncompliance or such violations which do not or will not result in a Material Adverse Effect), all statutes (including, but not limited to, the Communications Act of 1934, as amended, including the Telecommunications Act of 1996) laws, ordinances, rules, regulations, judgments, orders, decisions or decrees of any court, regulatory body, administrative body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of their assets or properties, as applicable, including, but not limited to, the FCC and any state authority having jurisdiction over the Company or its subsidiaries or over their respective assets or properties.

         (xviii) Required Filings. The Company and its subsidiaries have filed with all administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or its subsidiaries or any of their assets or its properties, as applicable, all applications, statements, reports, tariffs, information, forms, or any other documents or materials required under all statutes, laws, ordinances, rules, regulations, judgments, orders, decisions or decrees, except where the failure to file would not have a Material Adverse Effect on the Company's or any of its subsidiaries' ability to provide its services as described in the Registration Statement. To the Company's knowledge, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by any administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities with respect to such filings or submissions, except where the deficiency is of such a nature that failure to cure any such deficiency would not have a Material Adverse Effect on the Company's ability to provide its services as described in the Registration Statement. To the Company's knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

         (xix) No Adverse Judgments or Other Orders. There is no outstanding adverse judgment, injunction, decision, decree or order that has been issued by any court, regulatory body, administrative agency, governmental body, arbitrator or other foreign, federal, state or local authority having jurisdiction over any of the Company or its subsidiaries or any of their properties or assets, as applicable, which, either singly or in the aggregate, would have a Material Adverse Effect.

         (xx) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

         (xxi) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

         (xxii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         (xxiii) Tax Returns. The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iii) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

         (xxiv) ERISA. To the Company's best knowledge after due inquiry, the Company and each of its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") except where such noncompliance would not have a Material Adverse Effect. No "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its respective subsidiaries would have any liability. The Company and each of its subsidiaries have not incurred and do not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"). Each "pension plan" for which any of the Company and each of its subsidiaries would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (xxv) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar businesses in similar industries.

         (xxvi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) to the best knowledge of the Company and its Subsidiaries after due inquiry, the Company and its Subsidiaries each have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) to the best knowledge of the Company and its Subsidiaries after due inquiry, there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the best knowledge of the Company and its Subsidiaries after due inquiry, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

         (xxvii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act (other than the registration rights held by Cruttenden Roth Incorporated which have been waived).

     (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

         (i) Accurate Disclosure. To the best knowledge of such Selling Shareholder, the representations and warranties of the Company contained in
Section 1(a) hereof are true and correct; such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling

Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any Subsidiary of the Company which is not set forth in the Prospectus.

         (ii) Authorization of Agreements. Such Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

         (iii) Good and Marketable Title. Such Selling Shareholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim [and is a protected purchaser under Section 8.303 of the Texas Business and Commerce Code.], each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

         (iv) Due Execution of Power of Attorney and Custody Agreement. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representative(s), the Power of Attorney and Custody Agreement with Kevin W. McAleer and Jere W. Thompson, Jr. as attorney(s)-in-fact (the "Attorney(s)-in-Fact") and the Company as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to Section(s) 5(l) and 5(m) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

         (v) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

         (vii) Restriction on Sale of Securities. During a period of 120 days from the date of the Prospectus, such Selling Shareholder will not except (i) for transfers to the Underwriters as part of the Offering; (ii) for transfers to an immediate family member or to a trust for such family member's benefit; or
(iii) surrender of any Common Stock or option exercisable for Common Stock as complete or partial payment for the shares to be acquired upon exercise of an option granted to such person, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchaser, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

         (viii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

         (ix) No Association with NASD. Neither such Selling Stockholder nor any of his/her affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matter covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 975,000 shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bear to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholders.

         Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or, the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be, The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company.

         The Company covenants with each Underwriter as follows:

             (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration' Statement at the time it became effective or to the Prospectus will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

                  (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed or conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed or conformed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectuses. Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to Permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
         Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) Blue Sky Qualifications. The Company will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  (i) Listing. The Company will use commercially reasonable efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market (or on any national securities exchange) and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (j) Restriction on Sale of Securities. During a period of 120 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E) Common Stock issued in connection with an acquisition by the Company of the securities or assets of another entity, provided that any person or entity acquiring such Common Stock agrees, in writing, to be subject to the same restrictions.

                  (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed, with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its Obligations and the Selling Shareholders' Obligations, except as set forth in Section 4(b) below under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel (and one counsel for the Selling Shareholders), accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, not to exceed $5,000, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities) and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

         (b) Expenses of the Selling Shareholders. The Selling Shareholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the

Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective personal counsel and accountants.

         (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of- pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

         SECTION 5. Conditions of Underwriters' Obligations.

         The obligations of the several underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section I hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become; effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, in form and substance satisfactory to counsel for the Underwriters (together with signed or reproduced copies of such letter for each of the other Underwriters) of (i) Munsch Hardt Kopf & Harr, P.C., counsel for the Company, to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriters may reasonably request, and (ii) Swidler Berlin Shereff Friedman, LLP, special regulatory counsel to the Company, to the effect of the regulatory matters set forth in Exhibits A-2 and A-3 hereto and to such further matters as counsel to the Underwriters may reasonably request.

                  (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Munsch Hardt Kopf & Harr, P.C., counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (d) Opinion Of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (ix) through (xi), inclusive, (xiii), (xv) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
         (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of each Selling Shareholder or an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Shareholder contained in
         Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and
         (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG Peat, Marwick, LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days, prior to Closing Time.

                  (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

                  (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

                  (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company, any Subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                            (i) Officers' Certificate. A certificate, dated such
                  Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                            (ii) Certificate of Selling Shareholders. A
                  certificate, dated such Date of Delivery, of each Selling Shareholder or an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                            (iii) Opinion of Counsel of Company. The favorable
                  opinion of Munsch Hardt Kopf & Harr, P.C., counsel for the Company, together with the favorable opinion of Swidler Berlin Shereff Friedman, LLP, special regulatory counsel to the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
                  Section 5(b) hereof.

                            (iv) Opinion of Counsel for Selling Shareholders.
                  The favorable opinion of Munsch Hardt Kopf & Harr, P.C., counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, dated such Date of

                  Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                            (v) Opinion of Counsel for Underwriters. The
                  favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof in form and substance to the Representatives and counsel for the Underwriters.

                            (vi) Bring-down Comfort Letter. a letter from KPMG
                  LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and


                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the Company will not be liable to any Underwriter or to each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act with respect to any Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Final Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and
(ii) such failure to give or send such Final Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person; and provided further, that the liability of the Selling Shareholders under this Indemnity Agreement shall be limited to the amount by which the net proceeds received by such Selling Shareholders exceeds the amount of damages such Selling Shareholder has otherwise been required to pay.

         (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and parties shall reasonably conclude that there may be one or more legal defenses available to one or more of such parties which are different from or additional to those available to another party, the indemnifying party or parties and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to the indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified part from all liability arising out of such litigation. investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying patty shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for fees and expenses of counsel in accordance with such request prior to the date of such settlement.

         (e) Other Agreements with Respect to Notification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

         SECTION 7. Contribution.

         If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to, this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue, statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering received by such Selling Shareholder exceed the amount of damages such Selling Shareholder has otherwise been required to pay.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the. meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters.

         If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non- defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. Default by One or More of the Selling Shareholders or the Company.

                  (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

                            In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

                  (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. Notices.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10291-1201, attention of ________________ with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York 10022, attention of William F. Schwitter; and notices to the Company shall be directed to it at CapRock Communications Corp., 15601 Dallas Parkway, Suite 700, Dallas, Texas 75248, attention of Jere W. Thompson, Jr., Chief Executive Officer with a copy to Munsch Hardt Kopf & Harr, P.C., 4000 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202 attention of A. Michael Hainsfurther; and notices to the Selling Shareholders shall be directed to Pasados USA, Inc. 5950 Berkshire Suite 990 CB2 Dallas, Texas 75225, attention of Mark Langdale.

         SECTION 13. Parties.

         This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. Governing Law and Time.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                          Very truly yours,

                                          CAPROCK COMMUNICATIONS CORP.


                                          By
                                             ----------------------------------
                                             Title:


                                          By
                                             ----------------------------------
                                             As Attorney-in-Fact acting on
                                             behalf of the Selling Shareholders
                                             named in Schedule B hereto

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
CRUTTENDEN ROTH INCORPORATED

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By
   --------------------------------------
           Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                                               NUMBER OF
NAME OF UNDERWRITER                                                                       INITIAL SECURITIES
----------------------                                                                    ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated......................................
Bear, Stearns & Co. Inc.................................................................
Donaldson, Lufkin & Jenrette Securities Corporation.....................................
Goldman, Sachs & Co.....................................................................
Cruttenden Roth Incorporated............................................................

                                                                                           ---------------
         Total..........................................................................         6,500,000
                                                                                           ===============

                                   SCHEDULE B



                                                  Number of Initial                  Maximum Number of
                                                Securities to Be Sold           Option Securities to Be Sold
                                                ---------------------           ----------------------------

CapRock Communications Corp.                          5,000,000                               --

Ignatius W. Leonards                                    125,000                             75,000

Timothy W. Rogers                                       125,000                             75,000

Scott L. Roberts                                        125,000                             75,000

Timothy M. Terrell                                      125,000                             75,000

Mark Langdale                                           800,000                            525,000

Jere W. Thompson, Sr.                                   200,000                             50,000

Greenway Holdings, L.P.                                                                    100,000

Total..................................               6,500,000                            975,000

                                   SCHEDULE C

                          CAPROCK COMMUNICATIONS CORP.
                        6,500,000 Shares of Common Stock
                           (Par Value $.01 Per Share)


         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $____.

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $___, being an amount equal to the initial public offering price set forth above less $___ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                   SCHEDULE D

                          List of persons and entities
                               subject to lock-up



Byron M. Allen
Christopher J. Amenson
John R. Harris
Mark Langdale
Ignatius W. Leonards
Scott L. Roberts
Timothy W. Rogers
Timothy M. Terrell
Jere W. Thompson, Jr.
Jere W. Thompson, Sr.
Greenway Holdings, L.P.
CapRock Investors

                                                                       Exhibit A


                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

         (v) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

         (vi) The Securities conform in all material respects to the descriptions thereof in the Prospectus.

         (vii) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

         (viii) Each Subsidiary has been duly incorporated and is validly existing as a corporation or limited partnership in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as

                                    Exh. A-1
otherwise disclosed in the Registration Statement all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is totally paid and non-assessable and, to the best of [our] [my] knowledge, is owned of record by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

         (ix) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (x) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge based solely upon telephone confirmation from the Staff of the Securities and Exchange Commission, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (xi) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements including the notes thereto, auditors report thereon and supporting schedules included therein or omitted therefrom, as to which, we need express no opinion) complied as to form in all material respects with the requirements of the Act and the regulations promulgated under the Act.

         (xii) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

         (xiii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market.

         (xiv) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry, complaint or investigation, to which the Company or any Subsidiary is a party, or to which the assets or property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

         (xv) The information in the Prospectus under "Description of Capital Stock," (but only to the extent such information relates to provisions of the articles of incorporation or bylaws of the Company) "Business--Properties," "Business--Legal Proceedings," and "Description of Certain Indebtedness," and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                                    Exh. A-2

         (xvi) To the best of [our] [my] knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (xvii) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (xviii) To the best of our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws or agreement of limited partnership and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement except for those violations or defaults that would not result in a Material Adverse Effect.

         (xix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the regulations promulgated thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states and other than as may be required by the Federal Communications Commission ("FCC") and any state public utility commission or other similar authority ("State PUC") or otherwise addressed in the opinion of special regulatory counsel delivered pursuant to Section 5(b)(ii) of the Purchase Agreement, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities.

         (xx) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section l(a)(x) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to [me] [us], to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws (or equivalent organizational document) of the Company or any Subsidiary, or any applicable law, statute, ordinance, rule, regulation, judgment, order, writ, decision or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations other than those laws, statutes, rules, regulations, judgments, orders, writs or decrees promulgated by or

                                    Exh. A-3
administered by the FCC or the State PUCs or otherwise addressed in the opinion of special regulatory counsel delivered pursuant to Section 5(b)(ii) of the Purchase Agreement.

         (xxi) To the best of our knowledge, other than Cruttenden Roth Incorporated, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

         (xxii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         In addition, we have participated in conferences with officers and other representatives of the Company, the Underwriters, their counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Prospectus and related matters were discussed, and although we have not verified and do not assume responsibility for the accuracy or completeness of the statements contained in the Prospectus (except to the extent set forth in paragraph (xv) above), nothing has come to our attention that would lead [us] [me] to believe that the Registration Statement or any amendment thereto, including, the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements including the notes thereto, the auditors' report thereon and schedules and other financial data included therein or derived therefrom or omitted therefrom, and other than the information contained in the Registration Statement under the captions "Risk Factors -- Our ability to provide local telephone service is dependent on incumbent local exchange carriers," "Risk Factors -- The regulatory environment for telecommunications businesses creates risks," "Risk Factors -- We may incur liability as an Internet service provider," "Risk Factors --We need rights-of-way franchises and permits to build our fiber network," "Risk Factors -- Our ability to provide long distance service is dependent on other long distance carriers," "Risk Factors --Communications laws and state corporate laws may make it harder for someone to acquire control of CapRock (except for the discussion of Article 13.03 of the Texas Business Corporation Act), and "Regulation and Licenses." as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements including the notes thereto, the auditors' report thereon and schedules and other financial data included therein or derived therefrom or omitted therefrom, as to which we express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                    Exh. A-4

                                                                     Exhibit A-2

           FORM OF OPINION OF COMPANY'S STATE REGULATORY COUNSEL TO BE
                        DELIVERED PURSUANT TO SECTION ___


                               ____________, 1999


         Based upon and subject to the foregoing, it is our opinion as of the date hereof that:

         1. Schedule A hereto accurately and completely lists all of the licenses, permits, and authorizations issued by the [State] PUC (collectively, the "Licenses") necessary for the Company and its subsidiaries to carry on their business as described in the Prospectus and the Registration Statement. Schedule A hereto accurately and completely lists all pending applications filed by the Company and its subsidiaries with the [State] PUC. The Company and its subsidiaries have all Licenses, consents, approvals and orders required under the State Laws that are necessary for the Licensees to carry on their existing business as described in the Prospectus and the Registration Statement.

         2. To the best of our knowledge, (i) the Licenses are validly issued;
(ii) the Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the Licenses have been satisfied.

         3. Except as set forth in Schedule B, no consent, approval, or authorization, license or order of, or filing with, the [State] PUC, or qualification with the [State] PUC, is necessary for either the execution and delivery of any of the Transaction Documents by the Company and its subsidiaries, or for the performance by the Company or its subsidiaries of its respective obligations under any of the Transaction Documents.

         4. Neither the execution and delivery of any Transaction Document by the Company and its subsidiaries or the performance by the Company and its subsidiaries of their respective obligations under any Transaction Document will violate the state laws or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or cause any forfeiture or impairment of, any of the Licenses.

         5. Nothing has come to the attention of those attorneys in the Firm who regularly render service on behalf of the Company and its subsidiaries to cause us to believe, and we have no reason to believe that, both as of the date of the Prospectus and the Registration Statement and as of the Closing Time, the statements in the Prospectus and the Registration Statement under the captions "Summary - The Company," "Risk Factors - Risks Related to the Fiber Network," "Risk Factors Competition," "Risk Factors - Dependence on Other Long Distance Carriers," "Risk Factors Dependence on Incumbent Local Exchange Carriers," "Risk Factors - Regulation of Long Distance and Local Telephone Services," "Risk Factors - Potential Liability of Internet Access Providers," "Risk Factors - Certain Anti-Takeover Measures," "Business - Competition" and "Business Regulation and Licenses" [CONFORM TO HEADINGS IN REGISTRATION STATEMENT] that pertain to the State Laws or constitute a summary of the legal matters, documents or proceedings referred to therein, contained or contains any untrue statement of a material fact or omitted or omits

                                   Exh. A-2-1
to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         6. All descriptions in the Prospectus and the Registration Statement under the captions "Summary - The Company," "Risk Factors - Risks Related to the Fiber Network," "Risk Factors - Competition," "Risk Factors - Dependence on Other Long Distance Carriers," "Risk Factors - Dependence on Incumbent Local Exchange Carriers," "Risk Factors - Regulation of Long Distance and Local Telephone Services," "Risk Factors - Potential Liability of Internet Access Providers," "Risk Factors - Certain Anti-Takeover Measures," "Business - Competition" and "Business Regulation and Licenses" [CONFORM TO HEADINGS IN REGISTRATION STATEMENT] of the State Laws or legal or governmental proceedings of the [State] PUC with respect to telecommunications regulatory matters are accurate and complete summaries of matters therein described.

         7. The Company and its subsidiaries have (a) operated in compliance with the State Laws, and (b) filed with the [State] PUC, or other designated entities all applications, statements, reports, tariffs, information, forms, or any other document required under the State Laws, except where the failure to so file would not have a material adverse effect on their ability to provide their respective services as described in the Prospectus and the Registration Statement and, to the best of our knowledge, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by the [State] PUC, or any other designated entity with respect to such filings or submissions except where the deficiency is of such a nature that failure to cure any such deficiency would not have a material adverse effect on the Company and its subsidiaries' ability to provide their respective services as described in the Prospectus and the Registration Statement and, to our knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

         8. All regulatory tariffs applicable to the Company and its subsidiaries' local exchange and/or exchange access and/or intrastate interexchange operations in [States] (the "Tariffs") are in effect in accordance with their terms, and there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination with respect to any Tariffs. Neither the Company nor any of its subsidiaries are subject to any restrictions or conditions applicable to their Tariffs that limit or would limit their operations (other than restrictions or conditions generally applicable to tariffs of that type). Each such Tariff has been duly and validly accepted by the [State] PUC. Neither the Company nor any of its subsidiaries are in violation under the terms and conditions of any such Tariff, and there is no basis for any claim of violation under any such Tariff.

         9. Based upon a review of public files of the [State] PUC, appropriate files of this firm and an inquiry of lawyers in this firm who have substantial responsibility for the Company and its subsidiaries' legal matters handled by this firm, we confirm that, except as disclosed in Schedule C:

         (a) there is no unsatisfied adverse [State] PUC order, decree or ruling outstanding against either the Company or any of its subsidiaries or any of the Licenses;

                                   Exh. A-2-2

         (b) there is no proceeding, complaint or investigation against the Company or its subsidiaries or in respect of any of the Licenses pending or threatened before the [State] PUC (including any pending judicial review of such an action by the [State] PUC) except for proceedings affecting the telecommunications industries generally to which the Company or its subsidiaries are not a specific party;

         (c) neither the Company nor its subsidiaries are a party to any complaint, action or other proceeding at the [State] PUC, including complaints against other licensees or applicants;

         (d) neither the Company nor its subsidiaries have been the subject of any final adverse order, decree or ruling of the [State] PUC (including any notice of forfeiture which has been paid); and

         (e) no action, suit, proceeding or investigation is pending or threatened, and no judgement, order, decree or ruling has been entered, against the Company or its subsidiaries in any court or before or by any governmental authority (other than the [State] PUC) that gives us reason to believe that any of the Licenses will be revoked or will not be renewed in the ordinary course or would have any material adverse affect on the Licenses.

                                   Exh. A-2-3

                                                                     Exhibit A-3

          FORM OF OPINION OF COMPANY'S FEDERAL REGULATORY COUNSEL TO BE
                        DELIVERED PURSUANT TO SECTION ___



                               ____________, 1999


         Based upon and subject to the foregoing, it is our opinion as of the date hereof that:

         1. Schedule A hereto accurately and completely lists all of the licenses, permits, and authorizations issued by the FCC (collectively, the "Licenses") necessary for the Company and its subsidiaries to carry on their respective businesses as described in the Prospectus and the Registration Statement. Schedule A hereto accurately and completely lists all pending applications filed by either the Company or its subsidiaries with the FCC. The Company and its subsidiaries have all Licenses, consents, approvals and orders required under the Communications Act that are necessary for them to carry on their existing businesses as described in the Prospectus and the Registration Statement.

         2. To the best of our knowledge, (i) the Licenses are validly issued;
(ii) the Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the Licenses have been satisfied.

         3. Except as set forth in Schedule B, no consent, approval, or authorization, license or order of, or filing with, the FCC is necessary for either the execution and delivery of any of the Transaction Documents by the Company or its subsidiaries or for the performance by the Company or its subsidiaries of its respective obligations under any of the Transaction Documents.

         4. Neither the execution and delivery of any Transaction Document by the Company or its subsidiaries nor the performance by the Company or its subsidiaries of their respective obligations under any Transaction Document will violate the Communications Act or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or cause any forfeiture or impairment of, any of the Licenses.

         5. Nothing has come to the attention of those attorneys in the Firm who regularly render service on behalf of the Company or its subsidiaries to cause us to believe, and we have no reason to believe that, both as of the date of the Prospectus and the Registration Statement and as of the Closing Time, the statements in the Prospectus and the Registration Statement under the captions "Summary - The Company," "Risk Factors - Risks Related to the Fiber Network," "Risk Factors Competition," "Risk Factors - Dependence on Other Long Distance Carriers," "Risk Factors Dependence on Incumbent Local Exchange Carriers," "Risk Factors - Regulation of Long Distance and Local Telephone Services," "Risk Factors - Potential Liability of Internet Access Providers," "Risk Factors - Certain Anti-Takeover Measures," "Business - Competition" and "Business Regulation and Licenses" [CONFORM TO HEADINGS IN REGISTRATION STATEMENT] that pertain to the Communications Act or constitute a summary of the legal matters, documents or proceedings referred to therein, contained or contains any untrue statement of a material fact or

                                   Exh. A-3-1
omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         6. All descriptions in the Prospectus and the Registration Statement under the captions "Summary - The Company," "Risk Factors - Risks Related to the Fiber Network," "Risk Factors - Competition," "Risk Factors - Dependence on Other Long Distance Carriers," "Risk Factors - Dependence on Incumbent Local Exchange Carriers," "Risk Factors - Regulation of Long Distance and Local Telephone Services," "Risk Factors - Potential Liability of Internet Access Providers," "Risk Factors - Certain Anti-Takeover Measures," "Business - Competition" and "Business Regulation and Licenses" [CONFORM TO HEADINGS IN REGISTRATION STATEMENT] of the Communications Act or legal or governmental proceedings of the FCC with respect to telecommunications regulatory matters are accurate and complete summaries of matters therein described.

         7. The Company and its subsidiaries have (a) operated in compliance with the Communications Act and (b) filed with the FCC all applications, statements, reports, tariffs, information, forms, or any other document required under the Communications Act except where the failure to so file would not have a material adverse effect on their ability to provide their respective services as described in the Prospectus and the Registration Statement. and, to the best of our knowledge, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by the FCC with respect to such filings or submissions except where the deficiency is of such a nature that failure to cure any such deficiency would not have a material adverse effect on the Company or its subsidiaries' ability to provide their respective services as described in the Prospectus and the Registration Statement and, to our knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

         8. All regulatory tariffs applicable to each of the Company and its subsidiaries' interstate interexchange and international operations, (the "Tariffs") are in full force and effect in accordance with their terms, and there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination with respect to any Tariffs. Neither the Company nor any of its subsidiaries are subject to any restrictions or conditions applicable to their Tariffs that limit or would limit their operations (other than restrictions or conditions generally applicable to tariffs of that type). Each such Tariff has been duly and validly accepted by the FCC. Neither the Company nor any of its subsidiaries are in violation under the terms and conditions of any such Tariff, and there is no basis for any claim of violation under any such Tariff.

         9. Based upon a review of public files of the FCC, appropriate files of this firm and an inquiry of lawyers in this firm who have substantial responsibility for any of the Company or its subsidiaries' legal matters handled by this firm, we confirm that, except as disclosed in Schedule C:

         (a) there is no unsatisfied adverse FCC order, decree or ruling outstanding against any of the Company or its subsidiaries or any of the Licenses;

         (b) there is no proceeding, complaint or investigation against the Company or its subsidiaries or in respect of any of the Licenses pending or threatened before the FCC (including any pending judicial review of such an action by the FCC) except for proceedings

                                   Exh. A-3-2
         affecting the telecommunications industries generally to which the Company or its subsidiaries are not specific parties;

         (c) neither the Company nor any of its subsidiaries are a party to any complaint, action or other proceeding at the FCC including complaints against other licensees or applicants;

         (d) neither the Company nor any of its subsidiaries have been the subject of any final adverse order, decree or ruling of the FCC (including any notice of forfeiture which has been paid); and

         (e) no action, suit, proceeding or investigation is pending or threatened, and no judgement, order, decree or ruling has been entered, against the Company or its subsidiaries in any court or before or by any governmental authority (other than the FCC) that gives us reason to believe that any of the Licenses will be revoked or will not be renewed in the ordinary course or would have any material adverse affect on the Licenses.


                                   Exh. A-3-3

                                                                       Exhibit B

            FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDER(S)
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)



         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consent as may be necessary under state securities laws, as to which [I] [we] need express no opinion), is necessary or required to be obtained by the Selling Shareholder(s) for the performance by [each/the] Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) [Each/The] Power of Attorney and Custody Agreement has been duly executed and delivered by the [respective] Selling Shareholder(s) [named therein] and constitutes the legal, valid and binding agreement of [such/the] Selling Shareholder.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of [each/the] Selling Shareholder.

         (iv) [Each/The] Attorney-in-Fact has been duly authorized by the Selling Shareholder(s) to deliver the Securities on behalf of the Selling Shareholder(s) in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder(s) with [its] [their] obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder(s) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder(s) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which [any/the] Selling Shareholder is a party or by which [his/her/it/they] may be bound, or to which any of the property or assets of the Selling Shareholder(s) may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder(s), if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over [such/the] Selling Shareholder or any of its properties.

         (vi) To the best of [our] [my] knowledge, [each/the] Selling Shareholder has valid and marketable title to the Securities to be sold by [such/the] Selling Shareholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor [such/the]

                                    Exh. B-1

Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of [such/the] Selling Shareholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         (vii) Nothing has come to [our] [my] attention that would lead [us] [me] to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial date included or incorporated by reference therein or omitted therefrom, as to which [we] [I] need make no statement], at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which [we] [I] need to make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    Exh. B-2

                                                                       Exhibit C


         FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS
                            PURSUANT TO SECTION 5(i)

                              ______________, 1999


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
GOLDMAN, SACHS & CO.
CRUTTENDEN ROTH INCORPORATED
    as Representatives of the several
    Underwriters to be named in the
    within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
North Tower
World Financial Center
New York, New York 10281- 1209

         Re: Proposed Public Offering by CapRock Communications Corp.

Dear Sirs:

         The undersigned, a stockholder [and an officer and/or director] of CapRock Communications Corp., a Texas corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch. Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette, Goldman, Sachs & Co. and Cruttenden Roth Incorporated propose(s) to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $[.01] per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 120 days from the date of the Purchase Agreement [and Prospectus], the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement

                                    Exh. C-1
or any transaction that transfers, in whole or in part, directly or indirectly. the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                          Very truly yours,



                                          Signature:
                                                    ----------------------------

                                          Print Name:
                                                     ---------------------------

                                    Exh. C-2